EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), I, Philip Tsz Fung Lo, certify that:

1.	The Quarterly Report of USmart Mobile Device Inc. (the “Company”) on Form 10-Q/A for the quarter ended September 30, 2013 (the “Report”) as filed with the Securities and Exchange Commission as of the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 22, 2013	/s/ Philip Tsz Fung Lo
Philip Tsz Fung Lo
Chief Financial Officer of USmart Mobile Device Inc.
(Principal financial officer)

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to USmart Mobile Device Inc. and will be retained by USmart Mobile Device Inc. and furnished to the Securities and Exchange Commission or its staff upon request.